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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2007

                         VNUS Medical Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                 000-50988                94-3216535
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 (State or other jurisdiction      (Commission            (I.R.S. Employer
        of incorporation)          File Number)         Identification Number)

                               5799 Fontanoso Way
                           San Jose, California 95138
                                 (408) 360-7200

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   (Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On August 31, 2007, Timothy A. Marcotte tendered his resignation as Chief Financial Officer, and Vice President, Finance and Administration of VNUS Medical Technologies, Inc. (the "Company"), to be effective October 1, 2007. The Company has initiated a search for a new chief financial officer.

      The Company issued a press release on September 7, 2007 announcing the foregoing, a copy of which press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.   Description
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   99.1        Press Release, dated September 7, 2007.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2007

                                       VNUS MEDICAL TECHNOLOGIES, INC.

                                       By:    /s/ Timothy A. Marcotte
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                                       Name:  Timothy A. Marcotte
                                       Title: Chief Financial Officer and VP of
                                              Finance & Administration


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

                                  EXHIBIT INDEX

Exhibit No.   Description
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   99.1        Press Release, dated September 7, 2007.


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